UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2006 (May 11, 2006)
Date of Report (Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-120412	58-2342021
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718
New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 972-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers.

     On May 11, 2006, the Board of Directors of the Company appointed Ms. Barbara Hughes as the Company’s Chief Financial Officer, effective immediately. Ms. Hughes has served as the Company's Vice President of Finance since June of 2003, Vice President of Operations Finance between December of 2000 and June of 2003, and Finance Director from December 1999 until December of 2000. From 1996 to 1999, Ms. Hughes held various financial management positions within the international telecommunications industry including Director of Finance for TresCom International and Primus Telecommunications. Ms. Hughes also held several positions in Finance at Federal Express Corporation from 1980 to 1996, including Regional Finance Manager for Central Region Operations in the U.S. Domestic Operations and later as Finance Director of the Latin American Division.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

Date: May 12, 2006	By:	/s/ Matthew D. Rosen
Matthew D. Rosen
President and Chief Executive Officer

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